2013 Second Quarter Earnings Presentation

July 24, 2013

Forward Looking Statements

We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include:

- Statements of Southwest's goals, intentions, and expectations;
- Estimates of risks and of future costs and benefits;
- Expectations regarding our future financial performance and the financial performance of our operating segments;
- Expectations regarding regulatory actions;
- Expectations regarding our ability to utilize tax loss benefits;
- Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;
- Estimates of the value of assets held for sale or available for sale; and
- Statements of our ability to achieve financial and other goals.

These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the "Risk Factors" contained in Southwest's reports to the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said statements, except as required by law.

SOUTHWEST BANCORP, INC.

Second Quarter 2013 Highlights

- ✓ Net income of $4.4 million, or $0.22 per diluted share
  - Increase of 85% compared to 1st quarter of 2013
- ✓ Continued improvement in many credit quality indicators
  - Sold other real estate properties with book values totaling $9.2 million during the quarter, a reduction of 98%
  - NPLs reduced by $2.8 million, or 8.8%
  - NPAs declined $12.1 million, or 29%, compared to the 1st quarter of 2013
  - Potential Problem Loans increased by $4.5 million, or 5%, compared to the 1st quarter of 2013
  - Negative provision for credit losses of $0.9 million, compared to the previous quarter provision for credit losses of $0.5 million
  - Annualized NCOs for the quarter equal to 0.50% of average loans

SOUTHWEST BANCORP, INC.

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and other real estate owned.
Note: Loan & OREO information excludes covered assets.

Second Quarter 2013 Highlights (cont.)

- ✓ Lending pipeline continues to improve
- ✓ Added many new talented people to the organization
- ✓ Capital ratios remain strong and continue to improve

Nonperforming assets defined as non-accrual loans, restructured loans, loans past due 90 days or more and still accruing, and other real estate owned.
Nonperforming loans include non-accruals and 90 days past due loans.
Note: Loan and OREO information excludes covered assets.

Financial Highlights

($ in thousands except per share data)	2010 FY 12/31/10	2011 FY 12/31/11	2012 FY 12/31/12	2012 FQ2 6/30/12	2012 FQ3 9/30/12	2012 FQ4 12/31/12	2013 FQ1 3/31/13	2013 FQ2 6/30/2013
Balance Sheet								
Total Assets	2,814,944	2,377,276	2,122,255	2,264,123	2,151,153	2,122,255	2,091,694	2,031,962
Total Gross Loans	2,420,115	1,763,488	1,378,735	1,553,416	1,492,111	1,378,735	1,327,215	1,318,089
Total Deposits	2,252,728	1,921,382	1,709,578	1,788,379	1,743,673	1,709,578	1,677,668	1,615,961
Total Equity	372,215	301,589	246,056	309,003	244,821	246,056	250,509	249,420
Profitability (%)								
Net Income ($000)	11,367	(68,295)	16,187	4,117	5,887	972	2,389	4,414
ROAA	0.38	(2.54)	0.72	0.73	1.06	0.18	0.46	0.87
ROAE	3.16	(18.33)	5.71	5.35	8.63	1.56	3.89	7.00
Net Interest Margin	3.67	3.74	3.64	3.71	3.59	3.41	3.16	3.07
Efficiency Ratio	54.99	81.74	68.46	71.82	64.47	79.68	75.16	68.93
Balance Sheet Ratios / Capital (%)								
Loans/ Deposits	107.43	91.78	80.65	86.86	85.57	80.65	79.11	81.57
Tangible Common Equity/ Tang Assets[(1)(3)]	10.78	9.76	11.54	10.56	11.33	11.54	11.93	12.22
Tier 1 Risk Based Capital Ratio	17.78	19.51	20.28	22.24	19.36	20.28	22.25	22.48
Total Risk Based Capital Ratio	19.06	20.78	21.56	23.52	20.64	21.56	23.54	23.78
Tier 1 Leverage Ratio	15.55	14.50	15.01	16.84	14.49	15.01	15.59	16.10
Asset Quality (%)[(2)]								
NPLs/ Loans	4.52	0.79	2.84	1.36	1.84	2.84	2.48	2.28
NCOs/ Avg Loans	1.29	7.01	0.07	0.31	(0.42)	0.03	1.32	0.50
Reserves/ Loans	2.74	2.59	3.47	2.87	3.00	3.47	3.25	3.08
Reserves/ NPLs	52.0	218.0	102.1	163.3	147.8	102.1	121.6	123.9
Per Share Data								
Tangible Book Value Per Share[(1)(3)]	15.62	11.93	12.54	12.29	12.53	12.54	12.66	12.60
Earnings Per Share	0.40	(3.73)	0.64	0.15	0.22	0.05	0.12	0.22

SOUTHWEST BANCORP, INC.

(1) Intangible assets defined as goodwill for purposes of these calculations.
(2) NPLs defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due, NPAs defined as NPLs + OREO.
(3) This is a non-GAAP based financial measure.

Earnings Results

Earnings Summary

($ in thousands, except per share)	Three Months Ended 6/30/12	Three Months Ended 3/31/13	Three Months Ended 6/30/13	Q2 '13 vs. Q1 '13 % Change
Net interest income	$ 19,747	$ 15,606	$ 15,134	(3.0%)
Provision for loan losses	32	498	(876)	(275.9%)
Noninterest income	3,601	3,537	3,491	(1.3%)
Noninterest expense	16,769	14,388	12,839	(10.8%)
Income before taxes	6,547	4,257	6,662	56.5%
Taxes on income	2,430	1,868	2,248	20.3%
Net income	4,117	2,389	4,414	84.8%
Net income available to common	$ 3,011	$ 2,389	$ 4,414	84.8%
Diluted earnings per share	$ 0.15	$ 0.12	$ 0.22	

SOUTHWEST BANCORP, INC.

Loan Portfolio

$1.3 Billion Total Loans

(6/30/13)

Loans by Type


Healthcare Commercial & Industrial $127 10%
Owner Occupied CRE $130 10%
Commercial & Industrial $107 8%
Owner Occupied Healthcare CRE $268 21%
Construction & Development $160 12%
Non-Owner Occupied CRE $389 30%
Residential Real Estate $78 6%
Consumer/ Student Loans $32 3%

Loans by Segment


Texas $444 34%
Oklahoma $656 51%
Kansas $189 15%
Other $7 0%

Southwest Bancorp, Inc.

Dollars in millions.
Note: Loan information excludes covered loans.

Nonperforming Loans

$29.5 Million
(6/30/13)

Loans by Type


Owner Occupied Healthcare CRE
$2
6%
Owner Occupied CRE
$1
4%
Healthcare Commercial & Industrial
$10
33%
Non-Owner Occupied CRE
$9
31%
Construction & Development
$6
21%
Commercial & Industrial
$1
4%
Residential Real Estate
$0.4
1%

Loans by Segment


Oklahoma
$2
6%
Kansas
$2
5%
Texas
$26
89%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.
Note: Loan information excludes covered loans.

Other Real Estate Owned



$70,785
$19,844
$19,329
$17,263
$14,683
$11,315
$9,422
$145
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13

Dollars in thousands.
Note: OREO information excludes covered assets.

Nonperforming Loans



$132,726
$13,549
$14,424
$20,719
$26,883
$38,394
$32,356
$29,515
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.
Note: Loan information excludes covered loans.

Nonperforming Assets



$70,785
$132,726
$19,844
$13,549
$19,329
$14,424
$17,263
$20,719
$14,683
$26,883
$11,315
$38,394
$9,422
$32,356
$145
$29,515
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
Total Nonperforming Loans
Other Real Estate

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.
Note: Loan & OREO information excludes covered assets.

Loan Loss Reserve to NPL+PPL


15.80%
30.18%
31.99%
33.24%
38.37%
35.02%
34.95%
32.57%
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13

SOUTHWEST BANCORP, INC.

PPL is defined as potential problem loans
Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due
Dollars in thousands.
Note: Loan information excludes covered loans.

Improved Risk Profile...



($000s)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
6%
5%
4%
3%
2%
1%
0%
2008
2009
2010
2011
2012
Q1 '13
Q2 '13
NPAs
Potential Problem Loans
NPAs/Assets

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and other real estate owned.
Note: Loan & OREO information excludes covered assets.

Strong Core Deposit Franchise

$1.6 Billion Total Deposits
(6/30/13)

Deposits by Type


Interest Bearing Demand
$139
9%
Non-interest Bearing Demand
$412
26%
Other Time Deposits
$323
20%
Money market Accounts
$408
25%
Time Deposits $100,000 or More
$295
18%
Savings Accounts
$39
2%

Cost of Deposits


0.90%
0.82%
0.79%
0.73%
0.67%
0.62%
0.53%
0.47%
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13

Dollars in millions.

Cost of Funds Continue to Decline


($000s)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.79%
3.77%
3.62%
3.82%
3.71%
3.59%
3.41%
3.16%
3.07%
1.01%
0.90%
0.82%
0.79%
0.73%
0.67%
0.62%
0.53%
0.47%
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Net Interest
Cost of Deposits
Net Interest Margin

SOUTHWEST BANCORP, INC.

Noninterest Income



$3,589
$3,576
$3,514
$3,601
$3,950
$4,871
$3,537
$3,491
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

Dollars in thousands.

Noninterest Expense



$41,903
$17,693
$14,309
$16,769
$14,591
$17,653
$14,388
$12,839
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
Salaries and Employee Benefits
Occupancy
FDIC and Other Insurance
Other Real Estate, net
General and Administrative

Dollars in thousands.

Strong Regulatory Capital Position

Tier 1 Leverage Ratio



25%
20%
15%
10%
5%
0%
13.1%
12.4%
15.6%
14.5%
15.0%
15.6%
16.1%
"Well Capitalized" (5%)
2008
2009
2010
2011
2012
3/31/13
6/30/13

Tier 1 Risk-Based Capital Ratio



25%
20%
15%
10%
5%
0%
13.0%
13.3%
17.8%
19.5%
20.3%
22.3%
22.5%
"Well Capitalized" (6%)
2008
2009
2010
2011
2012
3/31/13
6/30/13

Tier 1 Common Ratio



25%
20%
15%
10%
5%
0%
7.9%
8.1%
13.8%
11.7%
15.2%
16.8%
17.0%
2008
2009
2010
2011
2012
3/31/13
6/30/13

Total Risk-Based Capital Ratio



25%
20%
15%
10%
5%
0%
14.3%
14.6%
19.1%
20.8%
21.6%
23.5%
23.8%
"Well Capitalized" (10%)
2008
2009
2010
2011
2012
3/31/13
6/30/13

SOUTHWEST BANCORP, INC.

Capital Structure

Key Statistics (6/30/13)

	Actual	Pro-forma
Tier 1 Leverage Ratio	16.10%	14.40%
Tier 1 Ratio	22.48%	20.11%
Total Risk-Based Capital Ratio	23.78%	21.41%
Tier 1 Common Ratio	17.01%	17.01%
TCE/Tangible Assets[(1)(2)]	12.22%	12.22%
Book Value Per Share	$12.67	$12.67
Tangible Book Value Per Share[(1)(2)]	$12.60	$12.60

Pro-forma reflects the redemption of 10.5% TRuPS effective 6/30/2013

Capital Composition (6/30/13)


Reserves/
Other
$19
Trust
Preferred
$80
Tangible
Common
Equity
$247

Dollars in millions.

(1) Intangible assets defined as goodwill for purposes of these calculations.

(2) This is a non-GAAP based financial measure.

2013 Priorities

- ✓ Complete credit quality turnaround
- ✓ Accountability and responsibility in the markets
- ✓ Continue to add talented Bankers to the organization
- ✓ Efficiently manage strong capital base
- ✓ Focus on quality loan growth within our geographic markets
- ✓ Strengthen and invest in business lines that produce non-interest income and scale them across our geographic footprint
- ✓ Improve efficiency of operations, maintain excellent customer service
- ✓ Drive a culture that produces consistent, conservative, and sustainable earnings

SOUTHWEST BANCORP, INC.

Appendix

Net Income


$5.2
$4.1
$5.9
$1.0
$2.4
$4.4
$(9.5)
$(58.3)
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13

SOUTHWEST BANCORP, INC.

Dollars in millions.

Net Interest Margin



3.77%
3.62%
3.82%
3.71%
3.59%
3.41%
3.16%
3.07%
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13

SOUTHWEST BANCORP, INC.

Total Loans by Segment



$1609.6
$144.2
$38.8
$616.5
$810.2
$1522.7
$158.6
$24.0
$588.4
$751.8
$1463.9
$164.1
$34.7
$560.2
$704.9
$1353.0
$148.7
$31.7
$520.5
$652.1
$1303.6
$171.8
$7.3
$495.8
$628.7
$1296.4
$188.5
$7.2
$444.3
$656.4
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/2013
Oklahoma
Texas
Kansas
Secondary Market

Dollars in millions.
Note: Loan information excludes covered loans.

Potential Problem Loans by Segment


$126.3
$2.5
$79.7
$44.1
$111.1
$3.7
$59.4
$48.0
$86.8
$3.8
$43.3
$39.6
$94.4
$5.1
$58.4
$30.9
$89.6
$5.4
$52.0
$32.2
$94.1
$3.9
$58.7
$31.5
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/2013
Oklahoma
Texas
Kansas

SOUTHWEST BANCORP, INC.

Dollars in millions.
Note: Loan information excludes covered loans.

Provision for Loan Loss



$78.29
$24.63
$1.72
$0.03
$(1.73)
$3.09
$0.50
$(0.88)
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13

Dollars in millions.

Loan Loss Reserve to Total Portfolio Loans



3.25%
2.62%
2.87%
2.92%
3.05%
3.52%
3.29%
3.12%
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13

SOUTHWEST BANCORP, INC.

Note: Loan information excludes covered loans.

Loan Loss Reserve to Nonperforming Loans



326.47%
312.14%
211.43%
162.21%
121.10%
131.78%
136.44%
48.75%
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13

SOUTHWEST BANCORP, INC.

Note: Loan information excludes covered loans.

2013 Second Quarter Earnings Presentation

July 24, 2013